SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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          1)     Title of each class of securities to which transaction applies:

                 ............................................................
          2)     Aggregate number of securities to which transaction applies:

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          3)     Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

                 ............................................................
          4)     Proposed maximum aggregate value of transaction:

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          5)     Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)      Amount Previously Paid:
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          2)      Form, Schedule or Registration Statement No.:
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          3)      Filing Party:
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          4)      Date Filed:
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

May 3, 2000


Dear Shareholder,

You are invited to the attend the 2000 Annual Meeting of Shareholders of The Publishing Company of North America, Inc. to be held at 1:30 P.M. on Friday, June 2, 2000 at our offices in Lake Helen, Florida, which is situated just off Interstate 4 between Orlando and Daytona Beach. The formal Notice of Annual Meeting, the Proxy Statement, and the Annual Report are enclosed.

The Annual Meeting will begin with a report on Company operations, followed by discussion and voting on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and discussion on other business matters properly brought before the meeting. Those of you who attend the Annual Meeting in person will have the opportunity to ask questions of broad interest to the Company's shareholders.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. The board of directors recommends that you vote "For" or "Yes" for all items presented. The continuing interest of the shareholders in the business of the Company is gratefully acknowledged. We hope you will attend the meeting. Whether or not you are able to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning your proxy form in the enclosed envelope.

Sincerely,


/s/ Peter S. Balise
------------------------------------
Peter S. Balise
Chairman and Chief Executive Officer

================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.


To All Shareholders:

         The annual meeting of the shareholders of The Publishing Company of North America, Inc. (the "Company") will be held at the Company's corporate office located at 186 P.C.N.A. Parkway, Lake Helen, Florida, 32744, on June 2, 2000 at 1:30 p.m., for the following purposes:

1. To elect two members to the board of directors of the Company to serve for a three-year term until the Company's annual meeting in 2003, and their successors are elected and qualified.

2. To ratify and approve an amendment to the 1996 Stock Plan increasing the number of options which may be granted by 1,000,000 shares.

3. To ratify and approve an amendment to the Company's Articles of Incorporation changing the Company's name to Attorneys.com, Inc.

4. To approve the sale of more than 19.9% of the Company's common stock to a group of investment funds.

5. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ended December 31, 2000.

6. For the transaction of other lawful business that may properly come before the meeting.

         These items are more fully described in the following pages, which are made a part of this notice. The board of directors has fixed the close of business on April 14, 2000 as the record date for a determination of shareholders entitled to notice of, and to vote at, this annual meeting or any adjournment thereof. Stockholders are reminded that shares cannot be voted unless a signed Proxy card is returned or other arrangements are made to have the shares represented at the meeting.

         Please vote, date, sign and mail the enclosed proxy promptly in the enclosed return envelope or mail it to James M. Koller, 186 P.C.N.A. Parkway, Lake Helen, Florida, 32744.

                                              By Order of the Board of Directors


Dated: May 3, 2000                                /s/ Peter S. Balise
                                                   -----------------------------
                                              By:  Peter S. Balise
                                                   President and Secretary

================================================================================

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                                 PROXY STATEMENT

         The enclosed proxy is solicited by Peter S. Balise and James M. Koller on behalf of the Board of Directors (the "Board") of The Publishing Company of North America, Inc. (the "Company") for use at the annual meeting of shareholders to be held on June 2, 2000 at 1:30 p.m. at the Company's principal office located at 186 P.C.N.A. Parkway, Lake Helen, Florida, 32744. Such solicitation is being made by mail, and the Company may also use its officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation. All expenses of this solicitation will be paid by the Company. Since proxies are being solicited by the Board, it may be deemed to have a conflict of interest in recommending how shareholders vote for the proposals. An inherent conflict of interest may arise from the Board recommending their own re-election. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the meeting at any time prior to the voting thereof. If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the meeting.

         Only shareholders of record at the close of business on April 14, 2000 (the "Record Date") are entitled to notice of, and to vote at, the meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all proposals. Peter S.Balise, the Company's President, as of the Record Date owned of record an aggregate of 1,045,725 shares of the Company's common stock, equal to 30.4% of the outstanding stock. As of the close of business on April 14, 2000, 3,437,520 shares of common stock of the Company were outstanding.

         All proposals require a vote of the majority of the shareholders present in person or by proxy except for the election of directors who shall be elected by a plurality of such votes. Proxies that abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in street name is entitled to vote the shares on some matters but not others. If the beneficial owner does not give the broker voting instructions on those other matters, the missing votes are broker non-votes. In this year's vote, the broker is entitled to vote for Items 1, 5, and 6, but not for Items 2, 3 and 4. Client directed abstentions are not broker non-votes. Abstentions, but not broker non-votes, are counted in tabulations of the votes cast on proposals presented to the shareholders and will have the same effect as a vote against the proposals. Shareholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

         This proxy statement and the accompanying proxy are first being mailed to shareholders on or about May 9, 2000.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth the number of shares of the Company's voting stock beneficially owned as of April 14, 2000 by (i) those persons known to be by the Company owners of more than 5% of the Company's common stock, (ii) each director of the Company, and (iii) all executive officers and directors of the Company as a group:

----------------------- --------------------------------------------------- -------------------- -------------------
                                                                                Amount and
                                                                                 Nature of
                                       Name and Address of                      Beneficial           Percent of
          Class                        Beneficial Ownership                      Ownership(1)            Class
----------------------- --------------------------------------------------- -------------------- -------------------
Common Stock            Peter S. Balise                                       1,145,725(2)              32.4%
and Vested              President, Secretary, and Chairman of the Board
Options                 The Publishing Company of North America, Inc.
                        186 P.C.N.A. Parkway
                        Lake Helen, FL  32744-0280

Vested Options          J. William Wrigley                                      216,500(3)               5.9%
                        Chief Operating Officer and Director
                        The Publishing Company of North America, Inc.
                        186 P.C.N.A. Parkway
                        Lake Helen, FL  32744-0280

Vested Options          James M. Koller                                          87,400(4)               2.5%
                        Chief Financial Officer and Treasurer
                        The Publishing Company of North America, Inc.
                        186 P.C.N.A. Parkway
                        Lake Helen, FL  32744-0280

Common Stock            Matt Butler                                             119,000(5)               3.5%
and Vested              Director
Options                 242 Ridge Drive
                        Naples, FL 34108

Common Stock            Andrew J. Cahill                                         42,000(6)               1.2%
and Vested              Director
Options                 914 Mountain View Circle
                        Westfield, NJ  07090

Common Stock            D. Scott and Suzanne Plakon                             333,333(7)               9.7%
                        2532 River Tree Circle
                        Sanford, FL  32751
----------------------- --------------------------------------------------- -------------------- -------------------
All directors and executive officers
of the Company as a group (five persons)                                    1,610,625(2, 3, 4, 5, 6)    41.5%
--------------------------------------------------------------------------- -------------------- -------------------

     1 Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes shares underlying any options which vest within 60 days of the Record Date, i.e., April 14, 2000. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them.

     2 Includes 100,000 shares of common stock underlying vested options granted pursuant to the Company's 1996 Stock Plan (the "Plan") and 14,769 shares for which Mr. Balise is custodian for three minors. Does not include 100,000 shares underlying unvested options granted pursuant to the Plan.

     3 Represents shares of common stock underlying vested stock options granted pursuant to the Plan. Does not include 60,000 shares underlying unvested options granted pursuant to the Plan.

     4 Represents shares of common stock underlying vested stock options granted pursuant to the Plan. Does not include 37,600 shares underlying unvested options granted pursuant to the Plan.

     5 Includes 115,000 shares of common stock and 4,000 shares of common stock underlying vested options granted pursuant to the Plan. Does not include 10,000 shares underlying unvested options granted outside of the Plan.

     6 Includes 3,000 shares of common stock, 20,000 shares of common stock underlying vested options and 19,000 warrants. Does not include 15,000 shares underlying unvested options granted pursuant to the Plan.

     7 Acquired in a private transaction on March 2, 2000 from Mr. Balise through the exercise of options granted to the Plakons when they sold the shares to Mr. Balise in November 1998.
--------------------------------------------------------------------------------

         BOARD OF DIRECTORS

         The business of the Company is managed under the direction of the Board. It has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in the operating details on a day-to-day basis. The Board is kept advised of the Company's business through regular written communications and discussions with management.

         The Company has not paid any cash compensation to any person for serving as a director. The Company does not compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue automatic grants of non-qualified stock options pursuant to the Plan as described herein. Directors who are employees receive no compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors.

         BOARD MEETINGS AND COMMITTEES

         The Board of the Company held eight meetings during the fiscal year ended December 31, 1999. All directors attended the meetings of the Board in person or by telephone, except Richard C. Silver, a former director, who was unable to attend meetings on July 2, July 8, and October 12, 1999.

         The Company has a compensation committee and an audit committee. During fiscal 1999 the compensation committee held no meetings and executed unanimous consents on two occasions. The audit committee held one meeting in 1999.

         The compensation committee administers the Company's Plan and makes recommendations to the full Board concerning compensation, including incentive arrangements, of the Company's officers and key employees. Messrs. Balise and Butler currently comprise the compensation committee.

         The audit committee reviews the engagement of the independent accountants and reviews the independence of its auditors. The audit committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal accounting controls. Messrs. Cahill and Butler currently comprise the audit committee.

                           CURRENT BOARD OF DIRECTORS
                           --------------------------

-------------------------- ---------- ----------------------------- --------------- --------------- ----------------
                                                POSITION
          NAME                AGE             WITH COMPANY              SINCE            TERM           ENDING
-------------------------- ---------- ----------------------------- --------------- --------------- ----------------
Peter S. Balise               41      Chairman of the Board,             1996          3 years           2002
                                      President and Secretary
-------------------------- ---------- ----------------------------- --------------- --------------- ----------------
Matt Butler(8)                41      Director                           2000          4 months          2000
-------------------------- ---------- ----------------------------- --------------- --------------- ----------------
Andrew J. Cahill(9)           43      Director                           1998          3 years           2001
-------------------------- ---------- ----------------------------- --------------- --------------- ----------------
J. William Wrigley(10)        59      Director and Chief                 1998          2 years           2000
                                      Operating Officer
-------------------------- ---------- ----------------------------- --------------- --------------- ----------------

     8 Matt Butler was appointed to the Board on January 18, 2000. Mr. Butler filled the vacancy created by the resignation of Richard C. Silver on January 14, 2000 due to his inability to devote sufficient time to the affairs of the Company.

     9 Andrew J. Cahill was appointed to the Board on November 4, 1998 and filled the vacancy created by the resignation of Matt Butler on August 13, 1998 who at that time was unable to devote sufficient time to the affairs of the Company.

     10 On November 4, 1998, J. William Wrigley was appointed to the Board and filled the vacancy created by the resignation of Michael S. Paul in June 1998.

--------------------------------------------------------------------------------

ITEM 1.   ELECTION OF DIRECTORS
-------------------------------

         Two directors are to be elected at the annual meeting. The Company's articles of incorporation (the "Articles"), as amended, provide for a staggered Board designed to elect approximately one-third of the directors each year. This year the Company is electing two directors. Accordingly, the Company's shareholders will vote concerning their election. The directors will hold office for a three-year term until the annual meeting of shareholders is held in 2003 and their successors are elected and qualified.

         The nominees for the Board are Matt Butler and J. William Wrigley, whose current terms are expiring. The directors shall be elected by a plurality of the votes of the shares cast at the annual meeting. The proxy holders intend to vote all proxies received by them for these nominees unless instructed otherwise. In the event Mr. Butler or Mr. Wrigley is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS
                   -------------------------------------------

-------------------------------- ------------------ -------------------------- --------------- ---------------------
                                                          POSITION WITH
             NAME                       AGE                THE COMPANY             SINCE             NEW TERM
-------------------------------- ------------------ -------------------------- --------------- ---------------------
          Matt Butler                   41                  Director                2000             3 years
-------------------------------- ------------------ -------------------------- --------------- ---------------------
      J. William Wrigley                59             Director and Chief           1998             3 years
                                                        Operating Officer
-------------------------------- ------------------ -------------------------- --------------- ---------------------

         BACKGROUND OF DIRECTORS

         PETER S. BALISE founded the Company and has been its President and Secretary since inception and was its Treasurer until March 1996. He was elected Chairman of the Board in March 1996 when the Company amended its articles of incorporation to eliminate shareholder management. From prior to 1991 to September 1993, Mr. Balise was President of the Company's predecessor. From September 1993 through March 15, 1994, Mr. Balise was an employee of the Company's predecessor.

         MATT BUTLER joined the Company's board of directors in January 2000. Previously, Mr. Butler served on the Board from June 1996 until August 1998. He is currently a private investor. From November 1992 through November 1999, Mr. Butler was Chairman and Chief Executive Officer of Butler Holdings, Inc., the parent company of Hunt Transportation, Inc., Omaha, Nebraska, which is engaged in the transportation of agricultural and construction machinery and equipment throughout the United States.

         ANDREW J. CAHILL is a Managing Director with Stone Pine Investment Banking LLC where he is engaged in originating and managing new investment banking business, including private placements, mergers and acquisitions, and financial restructurings. From 1987 to 1997, he was a Managing Director - Investment Banking for Laidlaw Equities, Inc. Mr. Cahill brings previous experience with the Company from his active role in Laidlaw Equities' underwriting of the Company's initial public offering in 1996.

         J. WILLIAM WRIGLEY joined the Company in January 1998 as National Sales Manager and became its Chief Operating Officer in August 1998. In 1986 he founded Paoli Publishing in Paoli, Pennsylvania, and was its President and Chief Executive Officer until January 1998.

         NON-DIRECTOR EXECUTIVE OFFICER

         JAMES M. KOLLER has been the Company's Chief Financial Officer since January 1996 and its Treasurer since May 1998. Prior to that time, from October 1990 through December 1995, Mr. Koller was Chief Financial Officer and Vice President of Kearney Systems, Inc., Orlando, Florida.

         EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer and each executive officer who received compensation exceeding $100,000 for the fiscal years ended December 31, 1997, 1998 and 1999.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

----------------------------------------------------------------------------------------------------------
                                          ANNUAL COMPENSATION
----------------------------------------------------------------------------------------------------------
                  (A)                     (B)         (C)               (E)                   (I)
                                                                        OTHER ANNUAL             ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR       SALARY ($)     COMPENSATION ($)      COMPENSATION ($)
-----------------------------------------------------------------------------------------------------------
Peter S. Balise,                          1999      $120,346(11)           $5,165(14)           $2,307(15)
Chief Executive Officer, President,       1998      $112,028(12)           $2,599(14)           $1,097(16)
Secretary and Chairman of the Board       1997      $109,662(13)           $2,609(14)               $0
-----------------------------------------------------------------------------------------------------------
J. William Wrigley,                       1999      $128,577              $14,821(14)          $21,652(18)
Chief Operating Officer and               1998      $119,849(17)           $8,124(14)           $9,471(18)
Director                                  1997            $0                   $0                   $0
-----------------------------------------------------------------------------------------------------------
D. Scott Plakon,                          1999            $0               $1,831(21)               $0
Former Executive Vice President and       1998       $31,436               $4,415(14)           $1,016(22)
former Treasurer(19)                      1997      $101,583(20)           $5,162(14)               $0
-----------------------------------------------------------------------------------------------------------

     11 Includes $4,025 paid pursuant to Mr. Balise's employment agreement for unused vacation time and a bonus of $15,697.

     12 Includes $7,938 paid pursuant to Mr. Balise's employment agreement for unused vacation time and a bonus of $31,192.

     13 Includes $7,629 paid pursuant to Mr. Balise's employment agreement for unused vacation time.

     14  Consists of payment of health insurance premiums.

     15 Consists of the Company's matching contributions to Mr. Balise's 401(k) account for his 1998 and 1999 contributions, which were $1,120 and $1,187, respectively.

     16 Consists of the Company's matching contribution to Mr. Balise's 401(k) account for his 1997 contributions.

     17  Includes a bonus of $2,000.

     18 Consists of Mr. Wrigley's housing expenses in Florida, which are paid by the Company pursuant to his employment agreement.

     19 Mr. Plakon resigned as an officer and employee of the Company in April 1998.

     20 Includes $3,692 paid pursuant to Mr. Plakon's employment agreement for unused vacation time.

     21 Pursuant to an agreement with the Company, Mr. Plakon continued to perform consulting services for the Company after his resignation in April 1998 on an "as needed" basis in exchange for the Company paying health insurance costs for him and his dependents through May, 1999.

     22 Consists of the Company's matching contribution to Mr. Plakon's 401(k) account for his 1997 contributions.
--------------------------------------------------------------------------------

         EXECUTIVE COMPENSATION AGREEMENTS

         In July 1999, Peter S. Balise, the Company's Chief Executive Officer, entered into a new three-year employment agreement with the Company effective May 24, 1999. The agreement provides for base annual salaries of $130,000, $156,000, and $182,000 at the beginning of each year of the contract, respectively. The agreement replaced a previous agreement Mr. Balise entered into in May 1996 which provided for a base annual salary of $100,000 per year, subject to annual cost of living increases. The previous employment agreement gave the Board the authority to grant an annual bonus to Mr. Balise; the new agreement provides for a bonus based upon the Company's achieving and growing in profitablility. Mr. Balise also receives the use of a company-owned automobile under his current agreement, consistent with his prior agreement. Mr. Balise received a grant of stock options in July 1999 at the time the Board approved this new employment agreement. See "Related Party Transactions".

         In January 2000, the Company entered into a new two-year employment agreement with Mr. Wrigley, with a one-year extension option. This agreement provides for a base annual salary of $131,000 until May 24, 2000; $136,240 beginning May 24, 2000, and $149,864 beginning May 24, 2001. It also provides for reimbursement of his housing expenses in Florida on the same terms and conditions as his prior employment agreement. Mr. Wrigley has also received grants of Stock Options. See "Related Party Transactions".

         James M. Koller, the Company's Chief Financial Officer, received cash compensation of $77,154 in 1999 pursuant to oral agreements. Beginning in January 2000, Mr. Koller's salary was increased to $107,000 per year pursuant to an oral agreement. During 1999, Mr. Koller also received one grant of stock options. See "Related Party Transactions".

         Each of the Company's executive officers also receive full reimbursement of health insurance premiums for them and their immediate families whereas the Company's other employees must pay one-half of the premium for their health insurance and 100% of the premium for their dependents.

         In April 1996, the Company established a 401(k) Salary Reduction Plan covering substantially all employees with six months of service or more; in January 1999 the service requirement was increased to one year. A participant may contribute up to 12% of his or her annual compensation. The Company's matching contribution is determined annually by the Board. The Company's contribution for 1999 was $10,760.

         The Company does not have any other formal pension, profit sharing or such other similar plans pursuant to which it pays additional cash or non-cash compensation to its employees including the individuals specified above.

         1996 STOCK PLAN

         The Company has adopted (and the shareholders have approved) the Plan for employees, consultants and directors covering 1,000,000 shares of common stock. Pursuant to Item 2 the Company is seeking shareholder approval of an amendment to increase the Plan to a total of 2,000,000 shares of Common Stock. The Plan provides for the grant to employees of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the grant of non-qualified stock options (collectively "Options"). The Plan previously limited the number of Options that may be granted to any one person to 150,000; in order to provide more flexibility in the Plan, that provision was terminated in May 1999. The Plan also previously provided for the grant of restricted common stock to non-employee directors; that provision was terminated in May 1999.

         As of April 14, 2000, the Company had 1,000,000 outstanding Options, exercisable from $1.00 to $6.25 per share. These include 200,000 Options held by Peter S. Balise, the Company's Chief Executive Officer; 276,500 Options held by
J. William Wrigley, the Company's Chief Operating Officer; 125,000 Options held by James M. Koller, the Company's Chief Financial Officer, 14,000 Options held by Matt Butler and 35,000 Options held by Andrew J. Cahill. See "Related Party Transactions". The Plan contains automatic grants of 30,000 Options to directors who are not employees or 10% shareholders; these vest in one-third increments each December 31st, subject to continued service on the Board. Once vested, Options may be forfeited under certain circumstances.

         The Plan is intended to comply with Section 16(b) of the Securities Exchange Act of 1934 and Rule 16b-3 promulgated thereunder and other applicable laws and is administered by the Board. The Board has the power to determine eligibility to receive Options, the terms of any Options including the exercise price, the number of shares subject to the Options, the vesting schedule and the term of any such Options. The exercise price of all Options granted under the Plan must be at least equal to the fair market value of the shares of common stock on the date of grant. With respect to any participant who owns common stock possessing more than 10% of the voting power of the Company's outstanding common stock, the exercise price of any ISO granted must equal at least 110% of the fair market value on the grant date and the maximum term of the ISO must not exceed five years. The terms of all other Options granted under the Plan may not exceed 10 years.

         RELATED PARTY TRANSACTIONS

         In July 1999, the Company entered into a new three-year employment agreement with Peter S. Balise, its Chief Executive Officer, and granted Mr. Balise 150,000 Options exercisable at $2.00 per share over a five-year term. Of these Options, 50,000 vested on December 31, 1999, and the remaining Options vest in increments of 50,000 on December 31, 2000 and 2001, subject to continued employment with the Company.

         In January 2000, the Company entered into a new employment agreement with J. William Wrigley, its Chief Operating Officer. At the same time the Company granted Mr. Wrigley 65,000 Options exercisable at $2.188 per share, vesting immediately and exercisable over a ten-year period. In July 1999, the Company awarded Mr. Wrigley 120,000 Options exercisable at $2.00 per share over a five-year period. Of these Options, 60,000 vested on December 31, 1999, and the remaining Options vest in increments of 30,000 on June 30 and December 31, 2000, subject to continued employment with the Company. In October 1998, the Company awarded Mr. Wrigley 122,000 Options exercisable at $1.00 per share over a ten-year period. Of these Options, 61,000 vested on December 31, 1998; 30,500 vested on June 30, 1999; and 30,500 would have vested December 31, 2000 based upon continued employment and the Company meeting certain performance goals. However, because of the Company's commitment to its new Internet strategy, it did not meet the goals and the last increment of Options failed to vest. The Board determined this was unfair to Mr. Wrigley who had done an outstanding job operating the Company's print directory business. Based on this determination the Board granted Mr. Wrigley the 65,000 Options exercisable at $2.188 described above.

         In May 1999, the Company increased the annual salary of James M. Koller, its Chief Financial Officer, from $70,000 to $82,000 and in January 2000 again increased Mr. Koller's salary to $107,000. Also, in May 1999, the Company granted Mr. Koller 50,000 Options that are fully vested and exercisable at $2.00 per share over a ten-year period, subject to continued employment.

         On May 24, 1998, the Company repriced all of its outstanding Options held by then-current employees and directors, including 50,000 held by Mr. Balise that were previously exercisable at $5.50, and 27,000 held by Mr. Koller that were previously exercisable at prices ranging from $1.88 to $5.50 per share.

         In private transactions on April 21 and September 9, 1998, the Company repurchased 250,000 of its common stock from D. Scott Plakon and his wife at an average price of $.66 per share. Mr. Plakon was previously a director and Executive Vice-President of the Company. As previously reported in November 1998, Mr. and Mrs. Plakon sold 333,333 shares to Peter S. Balise in November 1998 and acquired options to repurchase the common stock from him at prices above fair market value escalating over time. Mr. and Mrs. Plakon exercised these options, re-purchasing the shares from Mr. Balise in March 2000. Mr. Balise holds a five-year interest-bearing note for $150,000 that represents a portion of the proceeds.

         In January 2000, the Company entered into two transactions with Matt Butler immediately prior to his appointment to the Board. First, Mr. Butler purchased 115,000 shares of the Company's unregistered common stock at $2.188 per share, which was the closing price of the common stock on the date of the sale. Additionally, the Company engaged Mr. Butler as a consultant to perform business consultation services related to helping define the Company's new Internet strategy. The Company issued Mr. Butler 10,000 three-year options exercisable at $2.188 per share. These options are not under the Plan and vest upon completion of Mr. Butler's duties. Mr. Butler waived the automatic grant of 30,000 Options in exchange for a discretionary grant of 4,000 Options for his services as a director from January 2000 until this year's annual meeting. If elected at the annual meeting, he will receive an automatic grant of 30,000 Options, vesting in one-third increments on each December 31 of his three-year term, subject to his continued service on the Board.

         In May 1999, the Company amended the Plan by revoking the automatic grant of 3,000 shares of common stock that previously was awarded to its non-employee directors at the beginning of each three-year term. Instead, the Company increased the grant of Options by amending the Plan to award a non-employee director 30,000 Options (from 15,000 Options), vesting in one-third increments each December 31, subject to continued service on the Board. At the same time, the Company granted 10,000 Options each to Andrew J. Cahill, currently a director, and Richard Silver, a former director, exercisable at $2.00 per share over 10 years in order to compensate them because they were not then eligible for the 30,000 Options grant.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). To the best of the Company's knowledge based solely on its review of copies of such forms received or filed by it, or written representations from certain reporting persons, all filings of Form 3, 4 and 5 required to be made with the SEC have been made.

ITEM 2.  AMENDMENT TO 1996 STOCK PLAN
-------------------------------------

         At the Company's last annual meeting held on May 24, 1999, the shareholders approved an amendment to the Plan increasing the number of Options by 500,000 to a total of 1,000,000. As of the date of this proxy statement, there are 1,000,000 Options outstanding. Because of the change in the Company's business and its commitment to the Internet, it is expected that the Company will be hiring additional management and other personnel to carry out its Internet strategy. Because of the rapid development of the Internet and the capital that has been invested in Internet businesses, competition for management and employees with Internet experience has increased substantially, resulting in an increase in compensation levels. Stock options are an important component of compensation to many of these individuals. Additionally, the Company may acquire or merge with other companies and need the availability of stock options as an incentive for the new management. Accordingly, the Board is recommending that the shareholders approve another amendment to the Plan increasing the number of Options that may be granted by another 1,000,000. A copy of the proposed Amendment is attached to this Proxy Statement as Exhibit A. The SEC rules do not require shareholder approval; however, the Internal Revenue Code requires shareholder approval if the Options to be granted are treated as ISOs rather than non-qualified options. Management believes it is in the best interest of employees to grant ISOs whenever possible because there are no taxes owed by an employee upon the exercise of ISOs; taxes are deferred until an employee's sale of the shares.

         An affirmative vote of the holders of at least a majority of the votes represented in person or by proxy at the annual meeting is required to approve the proposed amendment to the Plan. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

ITEM 3.  AMENDMENT TO THE ARTICLES OF INCORPORATION CHANGING THE COMPANY'S NAME
-------------------------------------------------------------------------------
TO ATTORNEYS.COM, INC.
----------------------

         The Company is seeking approval to amend its Articles of Incorporation to change its name from The Publishing Company of North America, Inc. to Attorneys.com, Inc. The Company's management and Board believe that this new name more accurately reflects the Company's Internet strategy and increased focus and commitment to that portion of its business. While the Company intends to retain its core business of publishing print directories; it now commits a substantial portion of its staff and other resources to the Internet. Management and the Company's Board believe that the name change is consistent with the Company's future and recommend that the shareholders approve this proposal.

         An affirmative vote of the holders of at least a majority of the votes represented in person or by proxy at the annual meeting is required to approve the proposed amendment to Articles of Incorporation and thereby change the Company's name. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

ITEM 4.  APPROVAL OF THE SALE OF MORE THAN 19.9% OF THE COMPANY'S COMMON STOCK
------------------------------------------------------------------------------

         The Company is seeking approval of the sale of 103,910 shares of common stock of the Company. In February 2000, the Company entered into a stock purchase agreement with four investment funds that purchased 790,513 shares of its common stock at approximately $2.53 per share. This represented a 25% discount from fair market value. The purchasers did not receive any registration rights and must hold the shares for a minimum of twelve months from the date of payment. This transaction received the unanimous approval of the Board; it also requires shareholder approval to the extent it includes 20% or more of outstanding shares prior to the issuance.

         The common stock has not yet been issued pending receipt of information from the purchasers. The Company may sell and issue up to 19.9% of its common stock without shareholder approval and will do so upon receipt from the purchasers of the appropriate issuance instructions. However, the Nasdaq Stock Market rules require prior shareholder approval of any sales of stock that are 20% or more of the common stock outstanding prior to the issuance. Prior approval was not sought due to an error in calculating the required percentage. Accordingly, such approval is presented to the shareholders at this annual meeting. If the shareholders do not approve this transaction, the Company will refund approximately $263,000 to the purchasers.

         The Company believes that the significant investment of these funds in the Company is in the best interest of the Company and its shareholders and management spent considerable time discussing and negotiating this transaction. The Company's new Internet strategy will require these funds and additional sums to be in a position to successfully compete. Accordingly, management and the Company's Board recommend that the shareholders approve this proposal.

         An affirmative vote of the holders of at least majority of the votes represented in person or by proxy at the annual meeting is required to approve this transaction. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

ITEM 5.  APPOINTMENT OF AUDITORS
--------------------------------

         Ernst & Young LLP ("E&Y"), independent certified public accountants, currently acts as the independent auditors of the Company and has been selected by the Board to act as auditors for the fiscal year ending December 31, 2000, subject to shareholder approval. Unless directed to vote against, proxies being solicited will be voted for the ratification of E&Y as independent auditors for the Company's fiscal year ending December 31, 2000. E&Y acted as auditors for the Company for the fiscal year ended December 31, 1999. A representative of E&Y will be present at the meeting to respond to questions.

         Ratification of the appointment of E&Y as the Company's independent auditors for fiscal 2000 will require the affirmative vote of at least a majority of the votes represented in person or by proxy at the annual meeting. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

ITEM 6.  OTHER MATTERS
----------------------

         The Board has no knowledge of any other matters that may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

         If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the Company will cancel the proxy.

         SHAREHOLDERS' PROPOSALS

         Any shareholder of the Company who wishes to present a proposal to be considered at the 2001 annual meeting of the shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such meeting, must deliver such proposal in writing to the Company no later than December 31, 2000.

         The Company will furnish without charge to any shareholder submitting a written request a copy of the Company's annual report on Form 10-KSB, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Such written request should be directed to James M. Koller at the Company's offices located at 186 P.C.N.A Parkway, Lake Helen, Florida, 32744-0280.


                                        By the Order of the Board of Directors


                                         /s/  Peter S. Balise
                                        -------------------------------------
                                        Peter S. Balise, Secretary

                                    EXHIBIT A


                             FOURTH AMENDMENT TO THE
                               1996 STOCK PLAN OF
                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.



I.       Paragraph 4 is hereby deleted and replaced with the following:

         4. Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, no par value, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 2,000,000 subject to adjustment as provided in Section
               14. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
             FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 2, 2000

         The undersigned hereby appoints Peter S. Balise and James M. Koller as my proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of The Publishing Company of North America, Inc. (the "Company") which the undersigned would be entitled to vote at the annual meeting of shareholders of the Company to be held at the Company's corporate office located at 186 P.C.N.A. Parkway, Lake Helen, Florida, 32744, on June 2, 2000 at 1:30 p.m., and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below:

EACH SHARE OF COMMON STOCK OUTSTANDING ON THE RECORD DATE IS ENTITLED TO ONE VOTE ON ALL PROPOSALS.

1. Elections of Director to serve on the board of directors of the Company for a three-year term until the Company's annual meeting for 2003:

                                                 Nominees:    Matt Butler
                                                 --------
         FOR               WITHHELD                           J. William Wrigley

         -----             -----


     For, except vote withheld from the following nominee:______________________

2. I hereby ratify and approve an amendment to the Company's 1996 Stock Plan increasing the number of shares by 1,000,000 for an aggregate number 2,000,000 shares covered thereunder.

                  Yes _____         Against  _____      Abstain _____


3. I hereby ratify and approve an amendment to the Company's Articles of Incorporation changing the Company's name to Attorneys.com, Inc.


                  Yes _____         Against  _____      Abstain _____


4. I hereby authorize the sale of more than 19.9% of the Company's common stock to a group of related investment funds.

                  Yes _____         Against  _____      Abstain _____

5. I hereby ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ended December 31, 2000.

                  Yes _____         Against  _____      Abstain _____

6. I hereby authorize the transaction of any other lawful business that may properly come before the annual meeting of shareholders.

                  Yes _____         Against  _____      Abstain _____

(Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the meeting).

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR ALL PROPOSALS.

                                                        Dated:____________, 2000
-------------------------------------------
Signature of Shareholder


-------------------------------------------             ------------------------
Typed or Printed Name of Shareholder                    Number of Shares Owned

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.